Exhibit 4.1

FIXED RATE CUMULATIVE PERPETUAL FIXED RATE CUMULATIVE PERPETUAL PREFERRED STOCK, SERIES B PREFERRED STOCK, SERIES B

PO PAR VALUE $1.00 THIS CERTIFICATE IS TRANSFERABLE IN ADD ADD ADD ADDMR CANTON, MA AND JERSEY CITY, NJ

4	3 2 1 A BOX

Certificate Shares

DESIGNATION SAMPLE Number

43004,

(IF

ZQ 000000

ANY) Providence, INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

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- David Sample **** MR Mr. Alexander . David SAMPLE Sample **** Mr. Alexander David & Sample MRS **** Mr. Alexander David . SAMPLE Sample **** Mr. Alexander David Sample **** Mr. SEE REVERSE FOR CERTAIN DEFINITIONS Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** 3004 Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF FIXED RATE CUMULATIVE PERPETUAL PREFERRED STOCK, SERIES B, $1.00 PAR VALUE PER SHARE, OF PROVIDENT BANKSHARES CORPORATION

DTC The shares represented by this certificate are transferable only on the stock transfer books of Provident Bankshares Total Corporation (the “Corporation”) by the holder of record hereof, or by his duly authorized attorney or legal representative,

Holder CUSIP

Number upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and

Certificate of Insurance ID shall be held subject to all the provisions of the Articles of Incorporation of the Corporation and any amendments thereto Value (copies of which are on file with the Transfer Agent), to all of which provisions the holder by acceptance hereof, assents.

Transaction Numbers Shares This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 IN WITNESS THEREOF, PROVIDENT BANKSHARES CORPORATION has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

DATED <<Month Day, Year>>

SHARE

6	5 4 3 2 1 K S COUNTERSIGNED AND REGISTERED:

12345678 N

A ORPOR C COMPUTERSHARE TRUST COMPANY, N.A.

B C A

Num/No I N T O

. T E E R TRANSFER AGENT AND REGISTRAR,

R D

N P

Chairman of the Board and Chief Executive Officer E O

6	5 4 3 2 1 D I 1990 R

Denom V T A

. O MAR AN D I

XXXXXX R YL N O 1,000,000 P

7	6 5 4 3 2 1 . XX

Total 123456789012345 123456 00 XXXXXXXXXX X By

Secretary AUTHORIZED SIGNATURE

PROVIDENT BANKSHARES CORPORATION

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT-	.... Custodian .... (Cust) (Minor) under Uniform Gifts to Minors Act .... (State)
TEN ENT	- as tenants by the entireties		
JT TEN	- as joint tenants with right of survivorship and not as tenants in common	UNIF TRF MIN ACT	.... Custodian (until age. . .). .... (Cust) (Minor) under Uniform Transfers to Minors Act. .... (State)

Additional abbreviations may also be used though not in the above list.

For value received, ____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

____

____

____ Shares

of the preferred stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney

to transfer the said stock on the books of the within-named corporation with full power of substitution in the premises.

Dated: ______________________________ 20 __________

Signature: ____

Signature: ____

Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

The preferences, voting powers, qualifications and special and relative rights of the shares of stock of each class and series of the Corporation are set forth in the Articles of Incorporation and Articles Supplementary of the Corporation. A copy of the Articles of Incorporation and any Articles Supplementary will be furnished free of charge to the holder of this certificate upon written request to the Corporate Secretary of the Corporation.

THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE NOT SAVINGS ACCOUNTS, DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS. EACH PURCHASER OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT IS NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. ANY TRANSFEREE OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) AGREES THAT IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER THE SECURITIES REPRESENTED BY THIS INSTRUMENT EXCEPT (A) PURSUANT TO A REGISTRATION STATEMENT WHICH IS THEN EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) TO THE ISSUER OR (D) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

SPECIMEN

SECURITY INSTRUCTIONS
THIS IS WATERMARKED PAPER. DO NOT ACCEPT WITHOUT NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.

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